Exhibit 99.2

Advent Software, Inc. First Quarter 2012 Earnings Highlights April 30, 2012 Advent Investor Relations Contact: InvestorRelations@advent.comt

Advent Software, Inc. 2 ADVS Forward-Looking Statements The financial projections under 2012 guidance, and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Black Diamond Performance Reporting, LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2011 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent Software, Inc. 3 ADVS Q112 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand contracts, and Black Diamond contracts were $7.4M Revenue of $86.9M, 15% increase from prior year 17% of revenue was international 91% of revenue was recurring, up from 89% in Q111 Initial reported renewal rate of 95% GAAP Operating Margin of 13.6% Non-GAAP Operating Margin of 22.6% Operating cash flow of $13.6M Repurchased approximately 268K shares at an average price of $25.38 per share

Advent Software, Inc. 4 ADVS Q112 Financial Highlights Metric Q111 Q112 $ +/- % +/- Annual Contract Value ($M) $5.1 $7.4 $2.3 45% Revenue ($M) $75.3 $86.9 $11.6 15% Operating Cash Flow ($M) $11.6 $13.6 $2.0 17% GAAP Operating Margin 15.3% 13.6% (1.7pt) (11%) GAAP Diluted EPS from Continuing Operations $0.14 $0.14 $0.0 0% Non-GAAP Operating Margin1 23.5% 22.6% (0.9pts) (4%) Non-GAAP Diluted EPS1 $0.21 $0.24 $0.03 14% 1 See reconciliation of GAAP to Non-GAAP measures on slide #15 * Totals, $+/- and % +/ - may not recalculate due to rounding

Advent Software, Inc. 5 ADVS Annual Contract Value ($M) $28 $28 $25.5 * Totals, $+/- and % +/- may not recalculate due to rounding $7.4

Advent Software, Inc. 6 ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

Advent Software, Inc. 7 ADVS Growing Revenue ($M) • Q1 2012 revenue was 83% domestic, 17% international • Q1 2012 revenue was 91% recurring, 9% non-recurring $192 $238 +24% $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% $326 $87 +15%

Advent Software, Inc. 8 ADVS Deferred Revenue by Type ($M) $111 $141 $146 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding $154 $175 $174

Advent Software, Inc. 9 ADVS Operating Cash Flow ($M) $58 $70 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding $14

Advent Software, Inc. 10 ADVS Q112 Revenue Components ($M) Q111 Q112 $ +/- % +/- Recurring $67.3 $78.7 $11.4 17% Term License Revenue $30.4 $38.6 $8.2 27% Perpetual Maintenance $18.1 $16.7 ($1.4) (8%) Other Recurring 1 $18.8 $23.4 $4.6 25% Non-Recurring $8.0 $8.2 $0.2 2% Total Revenue $75.3 $86.9 $11.6 15% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

Advent Software, Inc. 11 ADVS Renewal Rates Q108-Q411 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

Advent Software, Inc. 12 Guidance Q212 FY12 Total Revenue ($M) $88M - $90M $361M - $368M YoY Revenue Growth 10% - 12% 11% - 13% GAAP Operating Margin 14.0% - 14.5% Amortization (% of revenue) 3% Stock Compensation Expense (% of revenue) 6% Non-GAAP Operating Margin * 23.0% - 23.5% Operating Cash Flow ($M) $90M - $96M Capital Expenditures, incl. cap’d SW devel. ($M) $13M - $15M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 35% – 40% Effective Tax Rate (Non-GAAP) 35% ADVS 2012 Guidance * See reconciliation of GAAP to Non-GAAP guidance on slide #14

Advent Software, Inc. 13 Q112 Reconciliation of GAAP to Non-GAAP

Advent Software, Inc. 14 Reconciliation of GAAP to Non-GAAP Guidance